Exhibit 10.4
OMNIBUS AMENDMENT NUMBER ONE
to the
OPTION ONE OWNER TRUST 2005-8 WAREHOUSE FACILITY
          This OMNIBUS AMENDMENT NUMBER ONE (this “Amendment”) is made and is effective as of this 6th day of October, 2006, among Option One Owner Trust 2005-8, as issuer (the “Issuer”), Option One Loan Warehouse Corporation, as depositor (the “Depositor”), Option One Mortgage Corporation as loan originator and servicer (“Option One”), Wells Fargo Bank, N.A. as indenture trustee (the “Indenture Trustee”), Merrill Lynch Bank USA, as noteholder agent and purchaser (“Merrill Lynch”) to (i) the Note Purchase Agreement, dated as of October 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among the Issuer, the Depositor and Merrill Lynch and (ii) the Sale and Servicing Agreement, dated as of October 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Sale and Servicing Agreement” and together with the Note Purchase Agreement, the “Transaction Documents”), among the Issuer, the Depositor, Option One and the Indenture Trustee.
RECITALS
          WHEREAS, the parties have previously entered into the Transaction Documents; and
          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Transaction Documents.
          SECTION 2. Amendment to Sale and Servicing Agreement.
     (a) The definition of “QSPE Affiliate” in Section 1.01 of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:
     “QSPE Affiliate: Any of Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-8, Option One Owner Trust 2005-8, Option One Owner Trust 2005-9 or any other Affiliate which is a “qualified special purpose entity” in accordance with Financial Accounting Standards Board’s Statement No. 140 or 125.”
     (b) The definition of “Revolving Period” in Section 1.01 of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

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     “Revolving Period: With respect to the Notes, the period commencing on October 6, 2006 and ending on the earlier of (i) 364 days after such date, and (ii) the date on which the Revolving Period is terminated pursuant to Section 2.07.”
     (d) Section 2.07 of the Sale and Servicing Agreement is hereby amended by deleting it in entirety and replacing it with the following:
     “Upon the occurrence of (i) an Event of Default or Default or (ii) the Unfunded Transfer Obligation Percentage equals 4% or less or (iii) Option One or any of its Affiliates shall default under, or fail to perform as requested under, or shall otherwise materially breach the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement entered into by Option One or any of its Affiliates, including without limitation, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-1 A, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-IB, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of July 2, 2002, among the Option One Owner Trust 2002-3, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of August 8, 2003, among the Option One Owner Trust 2003-4, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of June 1, 2005, among Option One Owner Trust 2005-6, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of September 1, 2005, among the Option One Owner Trust 2005-7, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of October 1, 2005 among Option One Owner Trust 2005-8, the Depositor, Option One and the Indenture Trustee and the Sale and Servicing Agreement, dated as of December 30, 2005 among Option One Owner Trust 2005-9, the Depositor, Option One and the Indenture Trustee and such default, failure or breach shall entitle any counterparty to declare the Indebtedness thereunder to be due and payable prior to the maturity thereof. The Initial Noteholder may, in any such case, in its sole discretion, terminate the Revolving Period.”
          SECTION 3. Amendment to Note Purchase Agreement.
     (a) Section 2.02 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:
          “SECTION 2.02 Closing. The closing (the “Closing”) of the execution of the Basic Documents and issuance of the Notes shall take place at 10:00 a.m. at the offices of Thacher Proffitt & Wood, Two World Financial Center, New York, New York 10281, or if the conditions to closing set forth in Article IV of this Note Purchase Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon.”

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          SECTION 4. Representations. To induce Merrill Lynch to execute and deliver this Amendment, each of the Issuer and the Depositor hereby jointly and severally represents to Merrill Lynch that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Basic Documents.
           SECTION 5. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by Merrill Lynch all of the reasonable out-of- pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to Merrill Lynch, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.
          SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Transaction Documents shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in any of the Transaction Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Transaction Documents, any reference in any of such items to the Transaction Documents being sufficient to refer to the Transaction Documents as amended hereby.
          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
          SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 9. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2005-8 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2005-8

By:	Wilmington Trust Company, not in its individual capacity but solely as owner trustee

By:	/s/ Mary Kay Pupillo
Name:	Mary Kay Pupillo
Title:	Assistant Vice President

OPTION ONE LOAN WAREHOUSE CORPORATION

By:	/s/ Philip Laren

Name:	Philip Laren
Title:	Vice President

OPTION ONE MORTGAGE CORPORATION

By:	/s/ Philip Laren

Name:	Philip Laren
Title:	Senior Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Barry Schwartz

Name:	Barry Schwartz
Title:	VP

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2005-8

By:	Wilmington Trust Company, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

OPTION ONE LOAN WAREHOUSE CORPORATION

By:	/s/Philip Laren

Name:	Philip Laren
Title:	Vice President

OPTION ONE MORTGAGE CORPORATION

By:	/s/Philip Laren

Name:	Philip Laren
Title:	Senior Vice President

WELLS FARGO BANK, N.A.

By:

Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2005-8

By:	Wilmington Trust Company, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

OPTION ONE LOAN WAREHOUSE CORPORATION

By:

Name:
Title:

OPTION ONE MORTGAGE CORPORATION

By:

Name:
Title:

WELLS FARGO BANK, N.A.

By:	/s/Barry Schwartz

Name:	Barry Schwartz
Title:	V P

MERRILL LYNCH BANK USA, as Purchaser

By:	/s/ James B. Cason
Name:	James B. Cason
Title:	Vice President

MERRILL LYNCH BANK USA, as Noteholder Agent

By:	/s/ Joseph Magnus

Name:	Joseph Magnus
Title:	Director